UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 3, 2014

Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186	23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA		19044
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE
On February 5, 2014, Toll Brothers, Inc. (“Toll”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its acquisition of Shapell Industries, Inc. (“SII”) pursuant to the Purchase and Sale Agreement (the “Purchase Agreement”), dated November 6, 2013, with Shapell Investment Properties, Inc. (“SIPI”). This Current Report on Form 8-K/A amends the Original Form 8-K to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information.
Toll purchased SII’s single-family home building operations. SII also conducted mortgage lending activities related to its home building operations; such mortgage lending activities were not acquired by Toll. The audited consolidated financial statements included as Exhibit 99.1 to this Current Report on Form 8-K/A include SII’s single-family home building operations and SII’s mortgage lending activities. The audited consolidated financial statements included as Exhibit 99.1 also include SII’s ownership of an undeveloped, unentitled land parcel that was not acquired by Toll. The mortgage lending activities and ownership of this land parcel are not material to the consolidated financial statements included as Exhibit 99.1. The mortgage lending activities and ownership of this land parcel are not included in the condensed consolidated financial statements included as Exhibit 99.2 or the pro forma financial information included as Exhibit 99.3.
Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired
Attached as Exhibit 99.1 and incorporated herein by reference are the audited consolidated financial statements of Shapell Homebuilding Company, which is comprised of Shapell Homes, Inc. and Shapell Land Company, LLC, all of which are wholly owned subsidiaries of SII, as of and for the year ended December 31, 2012.
Attached as Exhibit 99.2 and incorporated herein by reference are the unaudited condensed consolidated financial statements of Shapell Homebuilding Company, which is comprised of Shapell Homes, Inc. and Shapell Land Company, LLC, as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

(b)	Pro Forma Financial Information
Attached as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma condensed combined balance sheet of Toll Brothers, Inc. as of October 31, 2013 and unaudited pro forma condensed combined statement of operations for the year ended October 31, 2013, giving effect to the acquisition of SII.
(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

23.1*	Consent of Ernst & Young LLP, Independent Auditors of SII.

99.1*
Audited consolidated financial statements of Shapell Homebuilding Company, which is comprised of Shapell Homes, Inc. and Shapell Land Company, LLC, as of and for the year ended December 31, 2012 under Rule 3-05 of Regulation S-X.

99.2*
Unaudited condensed consolidated financial statements of Shapell Homebuilding Company, which is comprised of Shapell Homes, Inc. and Shapell Land Company, LLC, as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 under Rule 3-05 of Regulation S-X.

99.3*
Unaudited pro forma condensed combined balance sheet of Toll Brothers, Inc. as of October 31, 2013 and unaudited pro forma condensed combined statement of operations for the year ended October 31, 2013, giving effect to the acquisition of SII.

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	April 16, 2014	By:	Joseph R. Sicree
Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer

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